UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021 (May 5, 2021)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	EVERSOURCE ENERGY (a Massachusetts voluntary association) 300 Cadwell Drive Springfield, Massachusetts 01104 Telephone: (800) 286-5000	04-2147929

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (800) 286-5000	06-0303850

1-02301	NSTAR ELECTRIC COMPANY (a Massachusetts corporation) 800 Boylston Street Boston, Massachusetts 02199 Telephone: (800) 286-5000	04-1278810

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone: (800) 286-5000	02-0181050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Eversource Energy	Common Shares, $5.00 par value per share	ES	New York Stock Exchange
The Connecticut Light and Power Company	None	N/A	N/A
NSTAR Electric Company	None	N/A	N/A
Public Service Company of New Hampshire	None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
Eversource Energy	☐
The Connecticut Light and Power Company	☐
NSTAR Electric Company	☐
Public Service Company of New Hampshire	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Eversource Energy	☐
The Connecticut Light and Power Company	☐
NSTAR Electric Company	☐
Public Service Company of New Hampshire	☐

Section 2               Financial Information

Item 2.02	Results of Operations and Financial Conditions.

On May 10, 2021, Eversource Energy issued a news release announcing its unaudited results of operations for the three months ended March 31, 2021 and related financial information for certain of its subsidiaries as of and for the same period. A copy of the news release and related unaudited financial reports are attached as Exhibits 99.1 and 99.2, and are incorporated herein by reference thereto.

The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) nor incorporated by reference in any registration statement filed by Eversource Energy or any subsidiary thereof under the Securities Act of 1933, as amended (the “Securities Act”), unless specified otherwise.

Section 5               Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2021, the Board of Trustees (the “Board”) of Eversource Energy (the “Company”) announced the election of Joseph R. Nolan, Jr. as a Trustee. Mr. Nolan was also appointed by the Board to serve on the Executive Committee. Also on May 5, 2021, the Board appointed William C. Van Faasen as Lead Independent Trustee.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)           On May 5, 2021, the Company held its 2021 Annual Meeting.

(b)           Shareholders voted on the proposals set forth below. For more information on the following proposals, see the Company’s Proxy Statement dated March 26, 2021. On March 10, 2021, the record date for the Annual Meeting, there were 343,321,049 common shares outstanding and entitled to vote. At the Annual Meeting, 298,454,997 common shares were represented, in person or by proxy, constituting a quorum.

(1)           Election of Trustees. The shareholders elected each of the 11 nominees to the Board of Trustees for a one-year term by a majority of the outstanding common shares:

Trustee	For	Against	Abstained	Broker Non-Votes
Cotton M. Cleveland	254,579,208	13,435,169	920,087	29,520,532
James S. DiStasio	261,645,003	6,359,213	930,249	29,520,532
Francis A. Doyle	261,646,506	6,288,702	999,257	29,520,532
Linda Dorcena Forry	265,160,578	2,855,879	918,007	29,520,532
Gregory M. Jones	265,138,684	2,752,195	1,043,586	29,520,532
James J. Judge	258,931,029	9,301,539	701,896	29,520,532
John Y. Kim	260,489,476	7,341,625	1,103,363	29,520,532
Kenneth R. Leibler	258,581,816	9,438,447	914,201	29,520,532
David H. Long	259,156,644	8,629,828	1,147,992	29,520,532
William C. Van Faasen	256,216,042	11,787,217	931,205	29,520,532
Frederica M. Williams	264,124,410	3,875,277	934,777	29,520,532

(2)           The shareholders approved, on an advisory basis, the compensation of the Company’s 2020 Named Executive Officers:

For	Against	Abstained	Broker Non-Votes
237,476,169	29,288,831	2,169,464	29,520,532

(3)           The shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021:

For	Against	Abstained	Broker Non-Votes
291,852,233	5,466,806	1,135,957	0

Section 7               Regulation FD

Item 7.01	Regulation FD Disclosure.

On May 10, 2021, Eversource Energy will webcast a conference call with financial analysts during which senior management will discuss the company’s financial performance through the first quarter of 2021. The webcast will be accessible from the Investors section of the Eversource Energy website at www.eversource.com. Attached as Exhibit 99.3 and incorporated herein by reference are the slides to be discussed by Eversource Energy during the conference call.

The information contained in this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” with the SEC nor incorporated by reference into any registration statement filed by Eversource Energy or any subsidiary thereof under the Securities Act, unless specified otherwise.

Section 9               Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	News Release of Eversource Energy dated May 10, 2021.
99.2	Financial Report for the three months ended March 31, 2021.
99.3	May 10, 2021 presentation slides.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY THE CONNECTICUT LIGHT AND POWER COMPANY NSTAR ELECTRIC COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (Registrants)

May 10, 2021	By:	/s/ JAY S. BUTH
Jay S. Buth
Vice President, Controller and Chief Accounting Officer